UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 30, 2011, PAETEC Holding Corp., a Delaware corporation (“PAETEC”), completed its merger (the “Merger”) with Peach Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly-owned subsidiary of Windstream Corporation, a Delaware corporation (“Windstream”). In the Merger, Merger Sub merged with and into PAETEC, which continued as the surviving corporation of the Merger and as a wholly-owned subsidiary of Windstream. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of July 31, 2011, among PAETEC, Merger Sub and Windstream (the “Merger Agreement”), which was adopted by PAETEC’s stockholders at a special meeting held on October 27, 2011. The Merger became effective at 11:59 p.m. (Eastern Time) on November 30, 2011 (the “Effective Time”), as set forth in the certificate of merger that was accepted for filing by the Secretary of State of the State of Delaware on such date.

Item 1.02	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective December 1, 2011, in connection with the Merger, PAETEC terminated its senior secured credit facilities under the Amended and Restated Credit Agreement, dated as of February 28, 2007 and amended and restated as of May 31, 2011 (the “Credit Agreement”), among PAETEC, Bank of America, N.A., as administrative agent, and the lenders and other parties thereto. As of November 30, 2011, the outstanding balance under the term loan credit facility was approximately $99.5 million, and there were no amounts outstanding under the revolving credit facility. The outstanding balance under the credit facility was repaid in full by Windstream.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon the completion of the Merger, at the Effective Time, each share of PAETEC common stock issued and outstanding immediately before the Effective Time was converted into the right to receive 0.460 shares of Windstream common stock (the “Merger Consideration”). In connection with the Merger, Windstream issued shares and assumed equity awards representing approximately 73.4 million shares of its common stock to former holders of PAETEC common stock and equity awards. Based on the closing price of Windstream common stock on November 30, 2011 as reported on the NASDAQ Global Select Market (the “NASDAQ”), the aggregate value of the Merger Consideration paid or payable to former holders of PAETEC common stock is approximately $863 million.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to PAETEC’s Current Report on Form 8-K filed on August 1, 2011 with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On November 30, 2011, PAETEC notified the NASDAQ of the pending effectiveness of the Merger. PAETEC also informed the NASDAQ that each share of PAETEC’s common stock issued and outstanding immediately before the Effective Time will be converted into the right to receive the Merger Consideration, and that, as a result of the Merger, PAETEC will no longer meet the listing requirements of the NASDAQ. Accordingly, PAETEC requested that the NASDAQ file with the SEC a Form 25 under the Securities Exchange Act of 1934 (the “Exchange Act”) in order to effect the delisting of PAETEC’s common stock from the NASDAQ. Such delisting will result in the termination of the registration of PAETEC’s common stock under Section 12(b) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger, each share of PAETEC’s common stock issued and outstanding immediately before the Effective Time was converted into the right to receive the Merger Consideration. At the Effective Time, PAETEC’s stockholders immediately before the Effective Time ceased to have any rights as stockholders in PAETEC (other than their right to receive the Merger Consideration) and will instead have the rights of a stockholder in Windstream.

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated under the Merger Agreement, PAETEC became a wholly-owned subsidiary of Windstream, and the composition of PAETEC’s executive officers and board of directors was changed as described in Item 5.02 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

(b) At the Effective Time and as provided for in the Merger Agreement, Arunas A. Chesonis, Keith M. Wilson, Richard T. Aab, Alex Stadler, Tansukh V. Ganatra, William R. McDermott, Mark Zupan, Shelley Diamond, H. Russell Frisby, Jr., and Michael C. Mac Donald resigned from their positions as members of PAETEC’s board of directors and as members of the committees of PAETEC’s board of directors on which they served. In addition, Arunas A. Chesonis, Keith M. Wilson, and Mary K. O’Connell resigned from their positions as members of the boards of directors and as officers of PAETEC’s subsidiaries.

Following the Effective Time, each executive officer of PAETEC listed below either resigned or was dismissed by the PAETEC board from the positions indicated beside such executive officer’s name:

• Arunas A. Chesonis	Chairman and Chief Executive Officer

• Keith M. Wilson	Chief Financial Officer, Executive Vice President, and Treasurer

• Algimantas K. Chesonis	Senior Vice President of Finance, Chief Accounting Officer, and Controller

• Mario DeRiggi	Executive Vice President and President, National Sales and Service

• Mary K. O’Connell	Executive Vice President, General Counsel and Secretary

(c) Following the Effective Time, the PAETEC board appointed the following persons to serve as executive officers of PAETEC in the position indicated beside each officer’s name:

• Jeffery R. Gardner	President and Chief Executive Officer

• Brent Whittington	Chief Operating Officer

• Anthony W. Thomas	Chief Financial Officer

• John C. Eichler	Controller

Any information regarding Messrs. Gardner, Whittington, Thomas and Eichler required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K is disclosed in Windstream’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 22, 2011, and is incorporated herein by reference.

(d) At the Effective Time and as provided for under the Merger Agreement, the directors constituting the board of directors of Merger Sub immediately before the Effective Time became the directors of PAETEC. The directors constituting the board of directors of PAETEC as of and after the Effective Time are Jeffery R. Gardner and John P. Fletcher.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

(a) On November 30, 2011, at the Effective Time and as provided for under the Merger Agreement, PAETEC’s Restated Certificate of Incorporation was amended and restated in its entirety (the “Amended Certificate of Incorporation”). The Amended Certificate of Incorporation reflects, among other changes, a reduction of the authorized number of shares of PAETEC common stock and the elimination of provisions granting authority to PAETEC’s board of directors to issue preferred stock of PAETEC. In addition, on November 30, 2011, at the Effective Time and as provided for under the Merger Agreement, the bylaws of Merger Sub became the bylaws of PAETEC (the “Amended Bylaws”). The Amended Bylaws, among other items, include governance provisions consistent with PAETEC’s status as a wholly-owned subsidiary of Windstream.

The foregoing descriptions of the Amended Certificate of Incorporation and Amended Bylaws are not complete and are subject to and qualified in their entirety by reference to the text of the Amended Certificate of Incorporation and the text of the Amended Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

PAETEC hereby files or incorporates by reference the exhibits described below.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 31, 2011, by and among Windstream Corporation, Peach Merger Sub, Inc. and PAETEC Holding Corp. (incorporated by reference to Exhibit 2.1 of PAETEC’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 1, 2011).

3.1	Second Amended and Restated Certificate of Incorporation of PAETEC Holding Corp., dated November 30, 2011.

3.2	Amended and Restated Bylaws of Peach Merger Sub, Inc., dated November 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAETEC HOLDING CORP.

By:	/s/ John P. Fletcher

Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

December 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 31, 2011, by and among Windstream Corporation, Peach Merger Sub, Inc. and PAETEC Holding Corp. (incorporated by reference to Exhibit 2.1 of PAETEC’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 1, 2011).

3.1	Second Amended and Restated Certificate of Incorporation of PAETEC Holding Corp., dated November 30, 2011.

3.2	Amended and Restated Bylaws of Peach Merger Sub, Inc., dated November 30, 2011.